Reg. No. 811-01932

File No. 002-43674

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.☐

Post-Effective Amendment No. 47 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 35

VALLEY FORGE FUND, INC.

(Exact Name of Registrant as Specified in Charter)

3741 Worthington Road

Collegeville, PA  19426-3431

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-800-869-1679

Agent: Mutual Shareholder Services, LLC
8000 Town Centre Drive

Suite 400

Broadview Heights, OH  44147

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐Immediately upon filing pursuant to paragraph (b)

☒on March 16, 2014 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(i)

☐on [date] pursuant to paragraph (a)(1) of rule 485

☐ 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

☐on pursuant to paragraph (a)(2) of Rule 485

☐on pursuant to paragraph (a)(3) of Rule 485

VALLEY FORGE FUND, INC.

Ticker Symbol:   VAFGX

PROSPECTUS

March 16, 2014

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.   Any representation to the contrary is a criminal offense.

 TABLE OF CONTENTS

FUND SUMMARY………………………………………………….	2
Investment Objectives.………………………………………………	2
Fees and Expenses of the Fund.…………………………………….	2
Principal Investment Strategies…………………………………….	3
Principal Investment Risks.…………………………………………	3
Performance.…………………………………………………………	5
Investment Adviser………………………………………………….	6
Purchase and Sale of Fund Shares…………………………………	6
Tax Information…………………………………………………….	6
Payments to Broker-Dealers and Other Financial Intermediaries	7
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS………..	7
Investment Objectives………………………………………………	7
Principal Investment Strategies…………………………………….	7
Principal Investment Risks………………………………………….	7
Temporary Investments…………………………………………….	9
Portfolio Holdings Disclosure………………………………………	9
MANAGEMENT……………………………………………………	9
Investment Adviser………………………………………………….	10
Investment Adviser Portfolio Managers……………………………	10
HOW SHARES ARE PRICED……………………………………...	11
HOW TO PURCHASE SHARES…………………………………..	12
HOW TO REDEEM SHARES……………………………………..	14
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS……………	17
FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES………………………………………………………………	18
DISTRIBUTION OF SHARES……………………………………..	20
Distributor……………………………………………………………	20
Distribution Fees…………………………………………………….	20
Additional Compensation to Financial Intermediaries……………	20
Householding…………………………………………………………	20
FINANCIAL HIGHLIGHTS……………………………………….	21
Notice of Privacy Policy & Practices…………………………………	22

 FUND SUMMARY

Investment Objectives:  The Valley Forge Fund, Inc. seeks capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of a amount redeemed, if applicable) Exchange Fee	None None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses Administration and Daily Operations (Fund’s Operations Manager)	0.20%
Service Provider and Miscellaneous Fees	0.57%
Total Annual Fund Operating Expenses	1.77%
Fee Waiver	(0.25)% ¹
Total Annual Fund Operating Expenses After Fee Waiver	1.52%

Notes to Fee Table:

¹ The total, negotiated Management (Adviser) Fee is 1.00%, however, the Adviser has contractually agreed to a twelve-month waiver of 0.25% of the totally agreed upon fee of 1.00%, resulting in a Net Management Fee of 0.75% through May 28, 2015.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
No-Load Shares	$155	$533	$936	$2,063

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund’s operating expenses or in the Example, affect the Fund's performance.  During the 2013 fiscal year, the Fund's portfolio turnover rate was 51.6% of the average value of its portfolio.

Principal Investment Strategies:    The Fund’s principal investment strategy is value investing. The Fund invests in common stock of U.S. companies that the Fund’s Adviser, Boyle Capital Management, LLC., believes are underpriced based on the company’s intrinsic value. Security selections recommended by the Investment Adviser include companies that have shown a general upturn in earnings accompanied by dividend increases. The Adviser also recommends companies that either lead or are in the process of becoming leaders in their fields. On occasion, companies will be recommended because research and discussions with management indicate that the stock price appears to be significantly undervalued.

The four categories that the investment Adviser evaluates in order to value a company and its securities, are as follows: Business Economics, Management Abilities, Financial Condition and Stock Price. The Fund is willing to invest in the securities of companies with small, medium, or large capitalizations. In other words, the Fund is open to a large set of public companies so that it may find stocks with the exceptional traits that the Fund desires.

Principal Investment Risks:   As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund’s net asset value and performance.

Management Risk: The main risk of investing in the Fund is that the Adviser’s strategy of investing in undervalued securities may fail. The Adviser may be incorrect in its assessment of the intrinsic value of the companies in which the Fund invests, or value stocks may be out of favor with investors. The Fund may under perform and you may lose money

Common Stock Risk: The Fund invests the majority of its assets in common stocks. Historically, common stocks are more volatile than other securities such as bonds. The common stock of a company that experiences financial distress may lose significant value or become worthless. The rights of common stockholders are subordinate to all other claims on a company’s assets including debt holders and preferred stock holders; therefore the Fund could lose money if a company in which it invests becomes financially distressed.

Small and Medium Capitalization Stock Risk. The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Market Risk Disclosure: Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. The value of the Fund will fluctuate and you could lose money by investing in the Fund.

Issuer-Specific Risks:  The price of an individual security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.  An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel.

Sector Risk: If the Fund’s portfolio is over weighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than it would have on a fund that is not over weighted in that sector. The Fund may from time to time have a greater focus in certain sectors and weakness in those sectors could result in losses to the Fund.

Non-Diversification Risk: The Fund is non-diversified. This means that the Fund may not own as many securities as a diversified mutual fund of the same size. Non-diversification gives the Fund more flexibility to focus its investments in the most attractive companies identified by the Adviser. However, due to the smaller number of security holdings, the appreciation or depreciation of a single stock may have a greater impact on the Fund’s share price. As a result, this investment strategy can produce more fluctuation in the Fund’s value than a diversified mutual fund.

Value Risk: The prices of, and the income generated by, the common stocks, bonds and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the issuers of securities held by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Risks of Foreign Securities: There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States.

In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets which may cause liquidity problems for the Fund. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S. These risks generally are greater for investments in securities of companies in emerging markets, which are usually in the initial stages of their industrialization cycle.

Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government. The Fund’s investments, if any, in emerging markets can be considered speculative, and therefore may offer greater potential for gains and losses than investments in developed markets of the world. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. With respect to any emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also may have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Currency Risks: The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Fund’s investments are denominated relative to the U.S. dollar will affect the Fund’s net asset value (“NAV”). Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund’s securities are quoted would reduce the Fund’s NAV per share.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of No-Load shares of the Fund for each full calendar year since 2002. The performance table compares the performance of the No-Load shares of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-800-869-1679.

No-Load Annual Total Return For Calendar Years Ended December 31

Best Quarter:	3rd Quarter 2009	16.51%
Worst Quarter:	2nd Quarter 2002	(14.98) %

Performance Table

Average Annual Total Returns for 1, 5, and 10 Years

(For period ended December 31, 2013)

	1 Year	5 year	10 year
No-Load shares
Return before taxes	26.58%	13.40%	5.80%
Return after taxes on distributions	20.16%	11.62%	4.54%
Return after taxes on distributions and sale of Fund shares	16.46%	10.08%	4.18%
Standard & Poor's 500 Index (1)	32.39%	17.93%	7.40%

The inception date of the Fund’s No-Load share is March 17, 1971

(1) The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs).

Investment Adviser:  Boyle Capital Management, LLC

Investment Adviser Portfolio Manager: Boyle Capital Management, LLC (BCM).

Portfolio Manager: Brian Boyle – Mr. Boyle founded Boyle Capital in 2004.  As President and Chief Investment Officer, he is responsible for investment management and asset allocation at the firm and has been the Investment Adviser for the Valley Forge Fund since May 28, 2013.

Mr. Boyle graduated summa cum laude from the University of Northern Iowa with a bachelor’s degree in Finance.  In addition, Mr. Boyle holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Iowa Society of Financial Analysts.

Purchase and Sale of Fund Shares:   The minimum initial investment in the No-Load shares is $1,000 and the minimum subsequent investment is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by Automated Clearing House, check, or wire transfer.

Tax Information:   Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).  In which case, you may be taxed upon withdrawal from that account.

Payments to Broker-Dealers and Other Financial Intermediaries:   If you purchase No- Load shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives:  The Valley Forge Fund, Inc. seeks capital appreciation.

Principal Investment Strategies:    The Fund’s principal investment strategy is value investing. The Fund invests in common stock of U.S. companies that the Fund’s Adviser, Boyle Capital Management, LLC, believes are underpriced based on the company’s intrinsic value. Security selections recommended by the Investment Adviser include companies that have shown a general upturn in earnings accompanied by dividend increases. The Adviser also recommends companies that either lead or are in the process of becoming leaders in their fields. On occasion, companies will be recommended because research and discussions with management indicate that the stock price appears to be significantly undervalued.

The four categories that the investment Adviser evaluates in order to value a company and its securities, are as follows: Business Economics, Management Abilities, Financial Condition and Stock Price. The Fund is willing to invest in the securities of companies with small, medium or large capitalizations. In other words, the Fund is open to a large set of public companies so that it may find stocks with the exceptional traits that the Fund desires.

Principal Investment Risks:

Management Risk: The main risk of investing in the Fund is that the Adviser’s strategy of investing in undervalued securities may fail. The Adviser may be incorrect in its assessment of the intrinsic value of the companies in which the Fund invests, or value stocks may be out of favor with investors. The Fund may under perform and you may lose money.

Common Stock Risk: The Fund invests the majority of its assets in common stocks. Historically, common stocks are more volatile than other securities such as bonds. The common stock of a company that experiences financial distress may lose significant value or become worthless. The rights of common stockholders are subordinate to all other claims on a company’s assets including debt holders and preferred stock holders; therefore the Fund could lose money if a company in which it invests becomes financially distressed.

Small and Medium Capitalization Stock Risk. The value of a small or medium capitalization company stocks of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Value Stock Risk:  Value stocks involve the risk that they may never reach what the investment Adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the Adviser misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

Market Risk: Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. The value of the Fund will fluctuate and you could lose money by investing in the Fund.

Issuer-Specific Risks:  The price of an individual security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.  An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel.

Sector Risk: If the Fund’s portfolio is over weighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than it would have on a fund that is not over weighted in that sector. The Fund may from time to time have a greater focus in certain sectors and weakness in those sectors could result in losses to the Fund.

Non-Diversification Risk: The Fund is non-diversified. This means that the Fund may not own as many securities as a diversified mutual fund of the same size. Non-diversification gives the Fund more flexibility to focus its investments in the most attractive companies identified by the Adviser. However, due to the smaller number of security holdings, the appreciation or depreciation of a single stock may have a greater impact on the Fund’s share price. As a result, this investment strategy can produce more fluctuation in the Fund’s value than a diversified mutual fund.

Temporary Investments:

In response to market, economic, political or other conditions, the Adviser may invest strategically and for defensive purposes to reduce risk.  The Fund may remain in defensive positions for extended periods of time based on the Adviser’s assessment of market conditions. Because of the conservative intent of the Fund’s management, the Fund may invest in large amounts of money market securities to defend capital during such times that periods of falling common stock prices are expected. These investment decisions to defend capital may reduce potential profits in extended periods of rising common stock prices. Occasionally the Fund may take temporary defensive positions that would include all types of U.S. Government obligations and money market funds. Such a strategy would be in response to adverse market conditions or an inability to find securities that satisfy the Adviser’s price and quality standards. The Fund may not achieve its investment objective of long-term capital appreciation, whenever it is holding such defensive positions.

Portfolio Holdings Disclosure: A description of the Fund's Policies and Procedures regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.

MANAGEMENT

Operations Manager: Mr. Donald Peterson is the Operations Manager of the Fund and provides a variety of services for a fee of 0.20% of the Fund’s total value (with a minimum of the greater of 0.020% or $3,000 monthly [a minimum yearly amount of $36,000] and maximum yearly amount of the lesser of 0.020% or $10,000 monthly [a maximum of $120,000]), paid monthly. The Service Contract between the parties includes services such as: Facilities, Equipment, Record Keeping and Archiving, Communications and Liaison, Filings Generation and Support, and other duties as required. The Fund’s Operations Manager is not responsible for any of the duties or tasks performed by the Fund’s Adviser in the research, selection, purchasing, or redemption of the securities owned or traded by the Fund as defined in the Investment Act of 1940. This contract is in force for one year and must be renewed at least yearly, by specific approval of the Board of Directors of the Fund. In either event, the contract must also be approved by a majority of the Directors of the Fund who are neither party to the agreement nor Interested Persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval. This contract extends to February 05, 2015.

Investment Adviser: Boyle Capital Management, LLC (BCM), located at Suite 1203, 2501 Westown Parkway, West Des Moines, IA 50266 serves as investment Adviser to the Fund. There are no Sub-Advisers.

 The Adviser Agreement, originally signed on May 28, 2013 for one year, will continue on a year-to-year basis, provided that approval is voted at least annually by specific approval of the Board of Directors of the Fund. In either event, it must also be approved by a majority of the Directors of the Fund who are neither party to the agreement nor Interested Persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board of Directors’ approving any Investment Advisory Agreement with the Fund is available in the Fund’s Annual Report and Semi-Annual Report to the Shareholders, as applicable, and providing the period by the relevant Annual or Semi-Annual Report.

BCM will furnish investment advice to the Directors of the Fund on the basis of a continual review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or sold. The Agreement may be terminated at any time without the payment of any penalty to the Fund by the Board of Directors or by vote of a majority of the outstanding shares of the Fund on not more than 60 days written notice to BCM. In the event of its assignment, the Agreement will terminate automatically. For these services the Fund has agreed to pay to BCM a monthly fee equal to one-twelfth of 0.75% (Gross Fee rate is 1.00%, but the Adviser has contractually agreed to a Waiver of 0.25% through May 28, 2015, which results in a Net Fee of 0.75%) per month of the daily average net assets of the Fund during the month.

The BCM’s only remuneration is the management fee paid for investment advice. The Fund pays all other expenses including Directors not affiliated with the Adviser; Legal Representative, Transfer Agent and Accounting fees; brokerage commissions; interest; taxes and the expense of operating its offices. BCM will reimburse the Fund for any losses incurred because of purchase reneges. The Adviser has received fees of $63,923 from June 1, 2013 through of this date.

Brian Boyle

Mr. Boyle, who is solely responsible for the day-to-day Portfolio Management, currently holds the titles of President and Chief Investment Officer of BMC. Brian Boyle founded Boyle Capital in 2004. He is responsible for investment management and asset allocation at the firm.

Mr. Boyle graduated summa cum laude from the University of Northern Iowa with a bachelor’s degree in Finance. In addition, Mr. Boyle holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Iowa Society of Financial Analysts. Mr. Boyle has worked with the Fund since July 2013. Mr. Boyle’s contract with the Fund extends to May 28, 2015.

The Fund's Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

HOW SHARES ARE PRICED

The public offering price and Net Asset Value (" NAV ") of Fund shares are determined after 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (" NYSE ") is open for regular trading.   NAV is computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of the Fund's shares outstanding ([Asset minus liabilities]/number of shares = NAV).   The NYSE is closed on weekends and most national holidays.  The NAV takes into account the expenses and fees of the Fund, including investment advisory, administration, management, and distribution fees that are accrued daily.

The determination of NAV of the Fund for a particular day is applicable to all applications for the purchase of shares, as well as, all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities are valued each day at the last quoted sales price on each security's principal exchange.  Securities traded or dealt in on one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.   If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board, and evaluated by the Board quarterly as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.   Although not part of the Fund’s principal investment strategy, since the Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV of the Fund, the Adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio occur before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing Policies and Procedures will prevent dilution of the Fund's NAV by short-term traders.

HOW TO PURCHASE SHARES

Purchase requests received by the Fund’s Transfer Agent in good order before the close of the NYSE (normally 4:00 p.m. ET) will receive the NAV calculated that day. Purchase requests received by the Fund’s Transfer Agent after the close of the NYSE will receive the NAV calculated following the close of the NYSE on the next following business day. The Fund reserves the right at its sole discretion to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund.

Purchases of Shares of the Fund will be affected at the next Share price calculated after receipt of your investment. The Fund has authorized one or more brokers to receive purchase and redemption orders on its behalf.  Such brokers are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.  Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund.  If you place your purchase order through a broker or agent, that broker or agent may charge you a transaction fee.

Opening an Account

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When someone opens an account, the Fund will ask for their name, address, date of birth, and other information that will allow the Fund to identify that person. The Fund may ask for other identifying documents or information. The Fund may not be able to open an account or complete a transaction until the Fund is able to verify their identity.

Initial Investments: When making an initial purchase request, one should make sure that there request is in good order. “Good order” means that the purchase request includes the name of the purchaser, the dollar amount of shares to be purchased, a completed account application, and a check payable to the “Valley Forge Fund”.

Applications and checks should be sent to:

US Mail	Overnight
Valley Forge Fund c/o Mutual Shareholder Services, LLC 8000 Town Centre Drive Suite 400 Broadview Heights, OH 44147	Valley Forge Fund c/o Mutual Shareholder Services, LLC 8000 Town Centre Drive Suite 400 Broadview Heights, OH 44147

Initial purchase of shares of the Fund may be made by application submitted to the Fund’s Transfer Agent by mail or in person. A check made out to the “Valley Forge Fund” for the initial share purchase should be included with the account application. The minimum purchase of shares is $1,000. For the convenience of investors, an Account Application is included in every request for a Prospectus.

To receive this information, visit the Fund’s website at www.valleyforgefund.com, call the Fund’s Transfer Agent toll free: 1-800-869-1679, or write to:

Valley Forge Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive

Suite 400

Broadview Heights, OH  44147

You also may make your initial purchase by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Fund’s Transfer Agent at 1-800-869-1679  to notify the Fund of your purchase and obtain an account number and wire instructions.

Wire orders will be accepted only on a day which the Fund, the custodian and the Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or Transfer Agent. The Fund presently charges no fee for the receipt of wired funds, but the Fund may charge Shareholders for this service in the future.

The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interest of the Fund.

The Fund issues only book-entry shares. Therefore, share certificates will not be issued.

Subsequent Purchases: Subsequent purchases may be made by mail, wire, or in person. A subsequent purchase is in good order when your purchase request includes the name of the account holder, the dollar amount of shares to be purchased, and a check payable to the Valley Forge Fund. The minimum subsequent purchase is $100. You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so.

To wire money, you must call the Fund’s Transfer Agent, at 1-800-869-1679  to notify the Fund of your purchase and obtain wire instructions.

HOW TO REDEEM SHARES

Redemption Requirements

Shareholders may redeem all or any part of their shares on any day the Fund is open for business. To sell Fund shares, send written instructions, signed by the Shareholder(s) with the proper signature guarantee, if applicable to:

US Mail	Overnight
Valley Forge Fund c/o Mutual Shareholder Services, LLC 8000 Town Centre Drive Suite 400 Broadview Heights, OH 44147	Valley Forge Fund c/o Mutual Shareholder Services, LLC 8000 Town Centre Drive Suite 400 Broadview Heights, OH 44147

A signature guarantee is designed to protect the Fund and its Shareholders from fraud and verifies the authenticity of the Shareholders signature and the guarantor must be an eligible guarantor. In order to be eligible, the guarantor must be a participant in the STAMP program (a Securities Transfer Agents Medallion Program) or the Stock Exchange Medallion Program. Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and NASD member firms. The Fund will not make checks payable to any person other than the Shareholder(s) of record or financial intermediaries for the benefit of Shareholder(s) of record.

Redemptions by Telephone:   The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds, which are equal to number of shares times NAV will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-869-1679. The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  The Fund, the Transfer Agent, or their respective affiliates will not be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.   The Fund or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.   If the Fund and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.   These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:   If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:   You may request that your redemption proceeds be wired directly to your bank account. The Fund's Transfer Agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:   If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account.  Please contact the Fund at 1-800-869-1679  for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind:   The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s net asset value. A Shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:   Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.”   If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:   Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:   If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.   A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.   You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $100,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record ; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).

Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.   A notary public cannot guarantee signatures.

Retirement Plans:   If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000 within 30 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability, unless you are a tax-exempt investor or your investment is in a qualified retirement account such as an IRA or a 401(k).  When you redeem your shares in a taxable account, you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually in December.  All such distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.   Certain dividends or distributions declared in October, November or December will be taxed to Shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.   The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax Advisers to determine the tax consequences of owning the Fund’s shares.

FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of the Fund can harm all Fund Shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term Shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved Policies and Procedures that seek to curb these disruptive activities while recognizing that Shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.

The Fund currently uses several methods to reduce the risk of market timing. These methods include committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy”.  If a Shareholder makes a redemption that is both within a predetermined number of days of purchase and in excess of a predetermined dollar amount, the Fund and its Adviser will further evaluate the Shareholder's transactions to determine whether the trading pattern suggests an ongoing market timing strategy.   Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s Shareholders.

Based on the frequency of redemptions in your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a Shareholder's trading activity suggests that the Shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The Adviser may also bar an investor who has violated these Policies and Procedures (and the investor's financial Adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide Shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.

DISTRIBUTION OF SHARES

Distributor: None

Distribution Fees:  There are no distribution fees.

Additional Compensation to Financial Intermediaries:   The Fund's Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide Shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides Shareholder services to Fund Shareholders.

Householding:   To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund’s Transfer Agent at 1-800-869-1679   between the hours of 8:30 a.m. and 7:00 p.m. Eastern Time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. . The information for the year ended December 31, 2013 has been audited by Cowan, Gunteski & Co., P.A., and the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 have been audited by other auditors, whose reports, along with the Fund's financial statements, are included in the Fund's annual reports, which are available upon request.

	Fiscal Years Ended December 31,
	2013	2012	2011	2010	2009

Net Asset Value, at Beginning of Period	$ 9.72	$ 9.61	$ 9.81	$ 8.82	$ 7.13

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	(0.13)	0.04	0.09	0.11	0.16
Net Gain (Loss) on Securities (Realized and Unrealized)	2.70	0.12	(0.08)	1.07	1.57
Total from Investment Operations	2.57	0.16	0.01	1.18	1.73

Distributions:	(1.76)	(0.05)	(0.21)	(0.19)	(0.04)

Net Asset Value, at End of Period	$ 10.53	$ 9.72	$ 9.61	$ 9.81	$ 8.82

Total Return **	26.58%	1.67%	0.09%	13.36%	28.40%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$13,400	$ 15,441	$22,079	$24,233	$ 9,159
Before Waivers
Ratio of Expenses to Average Net Assets	1.90%	1.74%	1.56%	1.28%	1.37%
Ratio of Net Investment Income to Average Net Assets	(1.56)%	0.33%	0.91%	1.20%	1.98%
After Waivers
Ratio of Expenses to Average Net Assets	1.49%	1.64%	1.56%	1.28%	1.37%
Ratio of Net Investment Income to Average Net Assets	(1.15)%	0.42%	0.91%	1.20%	1.98%
Portfolio Turnover	51.59%	188.27%	45.47%	3.33%	15.89%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

NOTICE OF and PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of Policies and Procedures to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former Shareholders to nonaffiliated third parties, except as permitted by law.   For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions.   Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.   The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non - affiliated third parties.

VALLEY FORGE FUND, INC.
Adviser	Boyle Capital Management, LLC Suite 1203 2501 Westown Parkway West Des Moines, IA 50266
Custodian	U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202
Transfer Agent and Accounting Agent	Mutual Shareholder Services, LLC 8000 Town Centre Drive Suite 400 Broadview Heights, OH 44147
Independent, Public Registered Accounting Firm	Cowan, Gunteski & Co., P.A. 730 Hope Road Tinton Falls, NJ 07724
Legal Representative	Pellegrino, LLC. 4 East Cherry Street Wenonah, NJ 08090

Additional information about the Fund is included in the Fund's Statement of Additional Information dated March 16, 2014 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Trust’s Policies and Procedures and management. Additional information about the Fund’s investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders.   In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make Shareholder inquiries about the Fund, please call 1-800-869-1679   or visit www.valleyforgefund.com .  You may also write to:

Valley Forge Fund, Inc.

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.   Please call 1-202-551-8090   for information relating to the operation of the Public Reference Room.   Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.   Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File # 811-01932

VALLEY FORGE FUND, INC.

Ticker Symbol: VAFGX

STATEMENT OF ADDITIONAL INFORMATION

March 16, 2014

 This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Prospectus of Valley Forge Fund dated March 17, 2014, a copy of which may be obtained without charge by contacting the Fund’s Transfer Agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 or by calling 1-800-869-1679  .

This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the period ended December, 2013.

CONTENTS

DESCRIPTION OF THE FUND
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
BOARDDIRECTOR OWNERSHIP
MANAGEMENT OWNERSHIP
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
INVESTMENT ADVISER
THE DISTRIBUTOR
PORTFOLIO ADVISERS
BROKER ALLOCATIONS AND OTHER PRACTICES
PORTFOLIO TURNOVER
OTHER SERVICE PROVIDERS
DESCRIPTION OF SHARES
ANTI- MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS
APPENDIX A – RECORD KEEPING

Description of the Fund

The Valley Forge Fund (the “Fund”) was incorporated in Delaware on June 1, 1971. It became a Pennsylvania corporation via domestication on August 11, 1988. The Valley Forge Fund, Inc. is an open-ended, non-diversified, investment company. The Fund's registered office is 3741 Worthington Road, Collegeville, PA 19426-3431. The investment Adviser to the Fund is Boyle Capital Management (the “Adviser” or “BCM”). The Trust is governed by its Board of Directors. The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund’s investment objectives, restrictions and Policies and Procedures are more fully described here and in the Prospectus.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s Transfer Agent for the account of the Shareholder. Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled o such dividends and distributions out of income belonging to the Fund declared by the Board of Directors.

TYPES OF INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are set forth under “Investment Objective, Principal Investment Strategies and Risks” in the Prospectus.

The following pages contain more detailed information about the types of instruments in which the Fund may invest and a summary of related risks. The Fund will make only those investments described below that are in accordance with its investment objective and Policies and Procedures.

COMMON AND PREFERRED STOCKS.  Stocks represent shares of ownership in a company.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets should the company be liquidated.  After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decrease in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

DEPOSITARY RECEIPTS.  The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs"., These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

TEMPORARY DEFENSIVE MEASURES. In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy for the Fund for defensive purposes. Such a strategy could include investing up to 100% of the Fund’s assets in cash, ‘Shorts’, or cash equivalent securities. This could affect the Fund’s performance and the Fund might not achieve its investment objectives.

INVESTMENT RESTRICTIONS

Fundamental.  The investment limitations described below have been adopted by the Fund and are fundamental (“Fundamental”), that is, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Directors without the approval of Shareholders to, the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated there under or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; or (b) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Sell Securities ‘Short’. The Fund may not sell securities short.

9. Invest in Securities of other Investment Companies. The Fund may not invest in securities of other investment companies except as part of a merger, consolidation, or purchase of assets approved by the Fund's Shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary brokers commissions

10. Acquire more than 10% of the Securities of any class of another issuer. The Fund may not acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.

11. Invest in Companies. The Fund may not invest in companies for the purpose of acquiring control.

12. Not Purchase or Retain. The Fund may not purchase or retain securities of any issuer if those officers and directors of the Fund or its Investment Adviser owning individually more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.

13. Pledge, Mortgage or Hypothecate. The Fund may not pledge, mortgage or hypothecate any of its assets.

14. Invest in Securities. The Fund may not invest in securities that may be subject to registration under the Securities Act of 1933 prior to sale to the public or that are not at the time of purchase readily salable.

15.  Invest more than 5% of the Total Fund Assets. The Fund may not invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years continuous operation, including the operations of any predecessor.

With respect to the percentages adopted by the Fund as maximum limitations on its investment Policies and Procedures and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted Policies and Procedures that govern the disclosure of the Fund’s portfolio holdings. These Policies and Procedures are designed to ensure that such disclosure is in the best interests of Fund Shareholders.

It is the Funds policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Fund Shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Fund’s Shareholders and those of the Fund’s affiliates.

The Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to Shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

● Investment Adviser.  Boyle Capital Management, LLC is the Fund’s Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as, for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

● Mutual Shareholder Services, LLC.  Mutual Shareholder Services, LLC is the Transfer Agent, Fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

● U.S. Bank is the custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

● Cowan, Gunteski & Co., P.A. is the Fund’s independent, registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

● Pellegrino, LLC. Represents the Fund in connection with such matters as mutually agreed; therefore, its personnel may have access to the Fund’s portfolio holdings in connection with representing and supporting the Fund.

● Donald Peterson is the Operations Manager of the Fund and provides a variety of services for a fee of 0.20% of the Fund’s total value (with a minimum of the greater of 0.020% or $3,000 per month [a minimum yearly amount of $36,000] and maximum yearly amount of the lesser of 0.020% or $10,000 per month [a maximum of $120,000]), paid monthly. The Service Contract between the parties includes services such as: Facilities, Equipment, Record Keeping and Archiving, Communications and Liaison, Filings Generation and Support, and other duties as required. This contract is in force for one year and must be renewed yearly. Mr. Peterson was paid $29,116 in 2011, $41,719 in 2012, and $36,123 in 2013.

Additions to List of Approved Recipients.  The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures.  The Fund’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure Policies and Procedures.

There is no assurance that the Fund’s Policies and Procedures on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The management of the Valley Forge Fund, Inc. is accomplished and managed by the Board of Directors where each Board member is approved by the Fund’s Shareholders on a yearly basis for a period of one year. The Board is divided into two distinct groups as defined by the SEC in the Investment Company Act of 1940: The Independent Directors and the Interested Directors. The Independent Board members are the controlling body of the Fund in most contractual and fiscal matters; however, most business items also require a majority of the full Board to be approved. The full Board selects and approves all Fund Officers and special assignments, such as, the Fund’s President, Secretary, Treasurer, Operations Manager, Investment Adviser (also requires approval by the Shareholders), Chief Compliance Officer, etc. The specific actions and responsibilities of each Board member and Fund business is governed by the Fund’s By-Laws and Policies and Procedures.

The Board of Directors and Officers, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful malfeasance, gross negligence or reckless disregard of his or her duties. The following table shows the officers and directors with their ages, addresses, positions at the Fund, principal occupations during the past five years and any other Directorships held by the Director or Officer. The Directors and Officers are elected on an annual basis.

BOARD OF DUIRECTORS

Donald A. Peterson – Mr. Peterson (an Interested Director) holds a BS in Aerospace Engineering from the Virginia Polytechnic Institute and State University has attended several post-graduate classes related to Economics, Management, Finance, Business, Business Psychology, and Human Relations. Mr. Peterson has over forty years experience in the Aerospace and Defense industries encompassing both domestic and international. His thirty plus years of Program Management knowledge has provided him with the skills and familiarity with the successful planning and executing major, complex programs and business challenges; requiring fulfillment of Customer requirements, dealing with multifaceted interfaces, satisfaction of US and Foreign governments’ rules and regulations, and dealing with diverse organizations. Mr. Peterson has been associated with the Fund as a Director for over thirty years, serving as the Fund’s first Chairman of the Board, and is also presently the Fund’s President and Operations Manager. Mr. Peterson does not receive any Expense Payments from the Fund, but is paid Fees associated with his duties as the Operations Manager of the Fund. The Fee that Mr. Peterson receives as the Fund’s Operations Manager is 0.20% of the Fund’s total value (with a minimum of the greater of 0.020% or $3,000 per month [a minimum yearly amount of $36,000] and maximum yearly amount of the lesser of 0.020% or $10,000 per month [a maximum of $120,000}), paid monthly. The Operations Manager contract with Mr. Peterson extends to February 05, 2015.

Lauren P. Tornetta – Ms. Tornetta (an Interested Director) has a BS in Biology (and a minor in Chemistry) from Wake Forest University, an MS in Bio-Medical Chemistry from Thomas Jefferson University, and an MBA from Johns-Hopkins University. She has over ten years experience as a Group Leader and Director in the Pharmaceutical Sector for the FDA and Private Industry developing competence in the Business and Government domains. Her Financial education and experience, problem solving techniques, questioning manner, and ability to dissect issues into solvable pieces has been a demonstrated asset to the Fund. She also serves the Fund as its Secretary and Treasurer. Ms. Tornetta receives only an Expense Check of $99 for each Board meeting that she attends and no other Fees or Payments from the Fund.

Robert W. Mohollen – Mr. Mohollen (an Independent Director) has a BS in Accounting from West Chester University, an MBA in Finance from Drexel University and is also a Certified Public Accountant.  Mr. Mohollen has 30 years of accounting and finance experience in public accounting and in private industry.  In industry he has served as Vice President of Finance in a large, multinational communications company where he managed financial reporting, budgets, cash flow and debt.  He is currently a principal in a CPA firm located in the Pottstown, PA area and teaches in the Master of Taxation program at Philadelphia University.  Mr. Mohollen was asked to be an independent member of the Board to take advantage of his finance background, knowledge of financial reporting and tax issues and his ability to analyze and breakdown information. Mr. Mohollen receives only an Expense Check of $99 for each Board meeting that he attends and no other Fees or Payments from the Fund.

Robert F. Franciose – Mr. Franciose (an Independent Director) has a BS in Physics from Michigan State University and an MBA in General Management from Pepperdine University (CA). He is a retiree from Lockheed Martin Corporation (LMC) after 51 years of service. His role at LMC was in Contract Management – both international/commercial and US Government business. Mr. Franciose was chosen to become a member of the Board based upon his accumulated and broad array of business experience and his ability to independently analyze and understand complex issues relative to investment and operational management. Mr. Franciose receives only an Expense Check of $99 for each Board meeting that he attends and no other Fees or Payments from the Fund.

Robert M. McGinnis – Mr. McGinnis (an Independent Director) has a BA from Villanova University and a MBA in Finance from Drexel University. He is a retired LtCol from the US Marine Corps and is a retired executive from DRS Technologies, a defense company. His role at DRS was in Business Development and international sales and marketing. Currently Mr. McGinnis is President of Mar Links Global which provides consulting services for companies in the defense sector and also focuses on corporate/organizational cost savings and cost recovery initiatives. Mr. McGinnis was recuited to become a member of the Board due to his accumulated and broad array of business experience and his ability to independently analyze and understand complex issues. Mr. McGinnis receives only an Expense Check of $99 for each Board meeting that he attends and no other Fees or Payments from the Fund.

The following table provides information regarding each Director who is not an “Interested Person” of the Fund, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Robert W. Mohollen Age: 51	Director	Indefinite: 2/07/12 to Present	Certified Public Accountant and Business Financial Adviser	1	None
Robert F. Franciose Age: 70	Director	Indefinite: 02/05/2013 to Present	Contracts Manager Lockheed Martin	1	None
Robert M. McGinnis Age: 61	Director	Indefinite: 08/13/2013 to Present	Business Development DRS Technologies	1	None

The address of each director is c/o Valley Forge Fund, Inc., 3741 Worthington Road Collegeville, PA  19426-3431.

The following table provides information regarding each Director who is an “Interested Person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Donald A. Peterson Age: 73	Director President and Operations Manager	Indefinite: 8/15/1974 to Present President since 4/26/2011	Program Manager – DRS Technologies	1	None
Lauren P. Tornetta Age: 35	Director Secretary and Treasurer	Indefinite: 11/30/2011 to Present 7/16/2011	Director, Regulatory Affairs Pfizer	1	None

Donald A. Peterson is an Interested Director due to his fee-bearing position as the Fund’s Operation’s Manager.

Lauren P. Tornetta is an Interested Director since she is the daughter of the Fund’s President, Donald A. Peterson.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting Policies and Procedures and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Director as is from time to time considered necessary or appropriate.  The Audit Committee generally will not consider Shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Director’s compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held two meetings.

BOARD OWNERSHIP

As of December 31, 2013, the Directors owned the following amounts in the Fund:

Name of Director or Officer	Dollar Range of Securities In The Fund	Aggregate Dollar Range of Equity Director in the Fund Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Donald A. Peterson	Over $100,000	Over $100,000
Lauren P. Tornetta	0	$0
Robert W. Mohollen	0	$0
Robert F. Franciose	0	$0
Robert M. McGinnis	0	$0

Compensation

The following table describes the compensation paid to the Directors and Officers for the fiscal period ended December 31, 2013.

Name	Aggregate Compensation from the Fund
Donald A. Peterson	$36,123
Lauren P. Tornetta	$297
Robert W. Mohollen	$594
Robert F. Franciose	$495
Robert M. McGinnis	$198

MANAGEMENT OWNERSHIP

As of December 31, 2013, all Officers and Directors as a group owned less than 1.0% of the outstanding shares of the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2013, the following persons or entities were the owners of more than 5% of the outstanding shares of the Fund:

Name and Address	Fund	Percentage of Ownership	Type of Ownership
T.D. Ameritrade, Inc. Omaha, NE 68103	Valley Forge Fund	8.25%	Record & Beneficial
Charles Schwab San Francisco, CA 94104	Valley Forge Fund	7.76%	Record & Beneficial
Sandra K. Texter 551 Red Coat Lane Phoenixville, PA 19460	Valley Forge Fund	6.64%	Record & Beneficial

Shareholders owning more than 25% of the shares of the Fund are considered to “Control” the Fund as that term is defined under the Investment Company Act of 1940, as amended.  Persons controlling the Fund can determine the outcome of any proposal submitted to the Shareholders for approval, including changes to the Fund’s fundamental Policies and Procedures or the terms of the management agreement with the Adviser.

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Boyle Capital Management, LLC (BCM), located at Suite 1203, 2501 Westown Parkway, West Des Moines, IA 50266 serves as investment Adviser to the Fund. There are no Sub-Advisers.

 The Adviser Agreement, originally signed on May 28, 2013 for one year, will continue on a year-to-year basis, provided that approval is voted at least annually by specific approval of the Board of Directors of the Fund. In either event, it must also be approved by a majority of the Directors of the Fund who are neither party to the agreement nor Interested Persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval.

BCM will furnish investment advice to the Directors of the Fund on the basis of a continual review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or sold. The Agreement may be terminated at any time without the payment of any penalty to the Fund by the Board of Directors or by vote of a majority of the outstanding shares of the Fund on not more than 60 days written notice to BCM. In the event of its assignment, the Agreement will terminate automatically. For these services the Fund has agreed to pay to BCM a monthly fee equal to one-twelfth of 0.75% (Gross Fee rate is 1.00%, but the Adviser has contractually agreed to a Waiver of 0.25% through May 28, 2015, which results in a Net Fee of 0.75%) per month of the daily average net assets of the Fund during the month.

The BCM’s only remuneration is the management fee paid for investment advice. The Fund pays all other expenses including Directors not affiliated with the Adviser; legal, Transfer Agent and accounting fees; brokerage commissions; interest; taxes and the expense of operating its offices. BCM will reimburse the Fund for any losses incurred because of purchase reneges. The Adviser has received fees of $63,923 from June 1, 2013 through of this date.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to offer advice concerning investing the assets of the Fund in accordance with applicable law and the investment objective, Policies and Procedures and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Fund may from time to time impose by written notice to the Adviser. The Fund’s Adviser will place all orders for Security Purchases and Sales. The Adviser shall act as the investment Adviser to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, Policies and Procedures and restrictions, and (iii) determine from time to time securities that should be purchased, sold, retained or lent by the Fund, and provide that advice to the Fund, including the selection of entities with or through which such purchases, sales or loans should be effected; provided, that the Adviser will suggest the placement of orders pursuant to its investment determinations to the Fund, (a) will attempt to obtain the best price and execution of Fund’s orders, and (b) may nevertheless in its discretion suggest purchases and sells portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

The following table sets forth the net annual investment advisory fee rate payable by the Fund to Adviser pursuant to the present Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	TOTAL INVESTMENT ADVISORY FEE
Boyle Capital Management, LLC	0.75% on first $250 Million 0.60% on next $250 Million 0.50% over $500 Million

The fee is computed daily and payable monthly.  No Reimbursement Amount will be paid to the Adviser in any fiscal quarter unless the Fund’s Board of Directors has determined in advance that a reimbursement is in the best interest of the Fund and its Shareholders.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Directors who are not affiliated persons of the Adviser (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of Shareholders’ and Directors’ meetings (including travel expenses of directors and officers of the Fund who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to Shareholders in the amount necessary for distribution to the Shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Directors, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Directs or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Directors or by the Adviser, or by holders of a majority of the Fund’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Other accounts managed by Brian Boyle within each of the following categories and the total assets in the accounts managed within each category:

(A) Registered investment companies; None

(B) Other pooled investment vehicles; $1,511.19

(C) Other accounts. 264; $183,152,157

The number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account; None

Descriptions of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments: None

Codes of Ethics

The Fund and the Adviser have adopted codes of ethics (the “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Fund. Under the code of ethics adopted by the Fund, the Directors are not permitted to invest in securities that may also be purchased by the Fund.

In addition, the Code, which applies only to the Fund’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Rule 12b-1 Plan

None

Portfolio Advisers

Mr. Brian Boyle (the “Portfolio Adviser”), is responsible for the day-to-day advisement to the Fund.

While the Fund pays the Adviser a fee based on assets under management, Mr. Boyle’s compensation is therefore not fixed value. There are no bonuses, options, deferred compensation or retirement plans associated with their service to the Fund.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Advisers to the Fund as of December 31, 2013.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Brian Boyle	$0

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to Policies and Procedures established by the Board of Directors, the Fund’s Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to Policies and Procedures approved by the Fund’s Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. The Fund paid BestVest $13,831, $44,667, and $3,150 for the fiscal years ended December 31, 2011, 2012, and 2013, respectively, in brokerage commissions. The Fund paid TD Ameritrade $6,408 and $11,193 for the fiscal years ended December 31, 2012 and 2013, respectively, in brokerage commissions.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Directors that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Scott Klawans, the son of the late Mr. Klawans, is employed by Best-Vest Co. at Ardmore, PA and has provided brokerage services that meet these requirements established by the Fund's Board of Directors. However, it is anticipated that the Fund will not be using the services of BestVest in the future. The Fund intends to utilize TD-Ameritrade to achieve immediate trade execution and a reduction in trading fees from $0.03 per share to approximately $0.01 per share.

PORTFOLIO TURNOVER

The Fund does not engage in a high-level of trading in seeking to achieve its investment objective.  The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.

Portfolio turnover may vary greatly from year to year, as well as, within a particular year, and may be affected by cash requirements for redemption or shares.  The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. For the fiscal year ended December 31, 2010, the Fund’s portfolio turnover rate was 3%. For the fiscal year ended December 31, 2011, the Fund’s portfolio turnover rate was 45.5%. For the fiscal year ended December 31, 2012, the Fund’s portfolio turnover rate was 188.3%. For the fiscal year ended December 31, 2013, the Fund’s portfolio turnover rate was 51.6%. This high number represents the changes necessary as a result of termination of the previous Adviser and engagement of a new Adviser. Since the employment of the new Adviser the turnover rate has decreased significantly.

OTHER SERVICE PROVIDERS

Fund Administration

Transfer Agent and Fund Accounting

Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, acts as the Fund’s Transfer Agent. MSS maintains the records of the Shareholder’s account, answers Shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other Transfer Agent and Shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per Shareholder (subject to a minimum monthly fee of $775.00 per Fund) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250. The Fund will receive a discount ranging from 10-60% depending on the net assets of the Fund until the Fund reaches $30 million in assets. For the fiscal years ending December 31, 2011, 2012, and 2013 the Fund paid $19,742, $30,300, and $30,300, respectively, for fund accounting and transfer agency fees.

 Custodian

U.S. Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund’s investments. The custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Fund has one vote in the election of Directors. Cumulative voting is not authorized for the Fund. This means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Directors.

Shareholders of the Fund will vote in the aggregate as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the Shareholders. Matters such as ratification of the independent public accountants and election of Directors are not subject to separate voting requirements and may be acted upon by Shareholders of the Fund voting.

The Fund is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Fund’s Secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Transfer Agent has established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a Shareholder if the Shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities.  Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Fund expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the NYSE Close on each day that the NYSE is open for regular trading are priced at the NAV per share computed as of the close of the regular session of regular trading on the NYSE. Orders received in good order after the NYSE Close, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV per share.

Redemption of Shares

The Fund will redeem all or any portion of a Shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a Shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) When the NYSE is closed, other than customary weekend and holiday closings;

(b) When trading on that exchange is restricted for any reason;

(c) When an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably   practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) When the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Directors, or if redemption is requested by someone other than the Shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All Shareholders should consult a qualified tax Adviser regarding their investment in the Fund.

The Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to Shareholders. Such qualification does not involve supervision of management or investment practices or Policies and Procedures by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to Shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carry forward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a Shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to Shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to Shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of Shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to Shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to Shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such Shareholders.

A redemption of Fund shares by a Shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the Shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable Shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by Shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the Shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt Shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt Shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing the gains by the amount of any available capital loss carry forwards.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cowan, Gunteski & Co., P.A. of 730 Hope Road Tinton Falls, NJ 07724, has been selected as independent public accountants for the Fund for the fiscal year ending December 31, 2013. The firm performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting services as requested.

FINANCIAL STATEMENTS

The financial statements and independent auditors’ report required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2013. You can obtain the Annual Report without charge by calling the Fund’s Transfer Agent at 1-800-869-1679.

APPENDIX A

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting Policies and Procedures, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information and a copy of any written response by the Adviser to any such client request; (v) any documents prepared by Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting Policies and Procedures and will inform clients how they may obtain information on how Adviser voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of Adviser’s Policies and Procedures by written request addressed to Adviser.  Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

GUIDELINES FOR MUTUAL FUND CLIENTS OF THE ADVISER

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.

Oppose

The Fund’s President will generally vote against any management proposal that clearly has the effect of restricting the ability of Shareholders to realize the full potential value of their investment.  Proposals in this category would include:

1. Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:

a. Proposals to stagger board members’ terms;

b. Proposals to limit the ability of Shareholders to call special meetings;

c. Proposals to require super majority votes;

d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e. Proposals regarding “fair price” provisions;

f. Proposals regarding “poison pill” provisions; and

g. Permitting “green mail”.

2. Providing cumulative voting rights.

3. “Social issues,” unless specific client guidelines supersede.

B.

Approve

Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the Shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management.  Traditionally, these issues include:

1. Routine Election of directors recommended by management, except if there is a proxy fight.

2. Election of auditors recommended by management, unless seeking to replace if there exists a dispute over Policies and Procedures.

3. Date and place of annual meeting.

4. Limitation on charitable contributions or fees paid to lawyers.

5. Ratification of directors’ actions on routine matters since previous annual meeting.

6. Confidential voting

Confidential voting is most often proposed by Shareholders as a means of eliminating undue management pressure on Shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as Shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

7. Limiting directors’ liability

8. Eliminate preemptive right

Preemptive rights give current Shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

9. The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

10. Employee Stock Purchase Plan

11. Establish 401(k) Plan

C.

Case-By-Case

The President will review each issue in this category on a case-by-case basis.  Voting decisions will be made based on the financial interest of the client.  These matters include:

1. Pay directors solely in stocks,

2. Eliminate director mandatory retirement policy,

3. Rotate annual meeting location/date,

4. Option and stock grants to management and directors,

5. Allowing indemnification of directors and/or officers after reviewing the applicable laws,

6. and extent of protection requested.

Information regarding the Fund’s proxy voting record during the most recent 12-month period ended December 31 is available at no charge, upon request, by calling 1-800-869-1679. The information also is available on the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting Policies and Procedures are also available by calling 1-800-869-1679   and will be sent within three (3) business days of receipt of a request.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)  Articles of Incorporation. The Valley Forge Fund was incorporated in

Delaware on June 1, 1971. It became a Pennsylvania corporation via domestication on August 11, 1988.

(b)  By-Laws. Copy of Registrant's By-Laws, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 25, are hereby incorporated by reference.

(c)  Instruments Defining Rights of Security Holders – As defined in the Articles of Incorporation and the Fund’s By-Laws.

(d)  Investment Advisory Contracts. Boyle Capital Management, LLC, is the Fund’s Adviser. This one-year agreement will continue on a year-to-year basis provided that approval is voted at least annually by specific approval of the Board of Directors of the Fund. See Exhibit A.

(e)  Underwriting Contracts – None

(f)   Bonus or Profit Sharing Contracts – None.

(g)  Custodian Agreements – Custody Agreement as to the Valley Forge Fund is hereby incorporated by reference.

Other Material Contracts.

(h) reimbursement Agreements with Officers and/or Directors – previously filed on April 30, 2010 and modified for the Operations Manager’s Service Contract on February 5, 2013.

(i)    Legal Counsel

(1)   Legal Opinion – Exhibit C

(2)   Consent of Counsel – None

(j)      Consent of Auditor – Exhibit D

(k)       Omitted Financial Statements – Not Applicable.

 (l)   Initial Capital Agreements. Capital stock and other securities are discussed at length in our prospectus under the Section Capital Stock.

(m)       Rule 12b-1 Plan – None.

(n)       Rule 18f-3 Plan – None.

(o)       Operations Manager’s Contract – Exhibit B

(p)      Transfer Agent and Accounting Agent – Transfer Agent and Accounting Agent Agreements as to the Valley Forge Fund are hereby incorporated by reference.

(q)       Code of Ethics – Code of Ethics of the Registrant and the Adviser is hereby incorporated by reference Purchase and sale of Fund’s Securities – previously filed on April 30, 2010. See Exhibit E.

Item 29.  Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification

(a)

Indemnification of Directors, Officers, etc.  Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Directors and officers (including persons who serve at the Trust’s request as directors, officers or directors of another organization in which the Trust has any interest as a Shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Director or officer, director or director, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The Registrant may not pay for insurance which protects the Directors and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(b)    The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officer’s liability policy.  The policy, if maintained, would provide coverage to the Registrant, its Directors and officers, and could cover its Advisers, among others.  Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c)   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of the Investment Adviser

(a)    Certain information pertaining to the business and other connections of Boyle Capital Management, LLC, the Adviser to the Valley Forge Fund, will be hereby incorporated herein by reference to the section of the Prospectus captioned “Management of the Fund” and to the section of the Statement of Additional Information captioned “Investment Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of Boyle Capital Management, LLC will be incorporated by reference to Form ADV filed with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 811-01932).

Item 32. Principal Underwriter – none.

Item 33. Location of Accounts and Records

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 there under are maintained at the office of the Registrant and the Transfer Agent at 8000 Town Centre Road, Suite 400, Broadview Heights, Ohio 44147, except that all records relating to the activities of the Fund’s Custodian are maintained at the office of the Custodian, U.S. Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202. Additional day-to-day Fund operations records are maintained by the Operations Manager and Fund Secretary at 3741 Worthington Road, Collegeville, PA 19426 and at 10 Winding Ridge Road, Collegeville, PA 19426, respectively.

Item 34.  Management Services - None.

Item 35. Undertakings - None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 , as amended, and the Investment Company Act of 1940, as amended, The Valley Forge Fund certifies that it meets all of the requirements for effectiveness of this registrations statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of  Collegeville, State of Pennsylvania, on the 14th day of March, 2014.

                                 Valley Forge Fund, Inc.

                                 By: /s/ Donald A. Peterson

                                 Donald A. Peterson, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective

Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                         Title                          Date

/s/Donald A. Peterson                                           03/14/14

Donald A. Peterson         Director and President

/s/ Lauren P. Tornetta                                            03/14/14

Lauren P. Tornetta          Director and Secretary-Treasurer

/s/ Robert F. Franciose                                          03/14/14

Robert F Franciose          Director and Chairman of the Board

/s/ Robert M. McGinnis                                         03/14/14

Robert M. McGinnis       Director

/s/ Robert W. Mohollen                                          03/14/14

Robert W. Mohollen        Director

VALLEY FORGE FUND

PART C - EXHIBIT LIST FOR POST-EFFECTIVE AMENDMENT NO. 45

AS FILED ON March 16, 2014

EXHIBIT INDEX

A. Adviser’s Agreement and Fee Waiver

B. Operations Manager’s Contract

C. Legal Opinion

D. Auditor’s Consent

E. Code of Ethics

F. By-Laws